Exhibit 10.2(d)

EXECUTED

Credit Suisse International

One Cabot Square

London E14 4QJ

England

October 22, 2009

To: Navistar International Corporation

4201 Winfield Road

Warrenville, Illinois 60555

Attention: Treasurer

Telephone No.:    630-753-5000

Facsimile No.:     630-753-2305

Re: Base Warrants

Navistar International Corporation (“Company”) and Credit Suisse International (“Dealer”), represented by Credit Suisse, New York branch (“Agent”) as its agent, concurrently herewith are entering into a Base Warrants (the “Transaction”) to sell to Dealer a number of options exercisable into Shares pursuant to a letter agreement dated as of the date hereof (the “Confirmation”).

This letter agreement (the “Letter Agreement”) hereby confirms the agreement between Dealer and Company as follows:

1. Terms Used but Not Defined Herein. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2. Section 6(e) Calculation for Certain Additional Termination Events. For the purposes of determining the amount payable under Section 6(e) of the Agreement in connection with any Additional Termination Event under Section 9(e) of the Confirmation only, the parties agree that any inputs used to determine such amount shall be calculated by Dealer using mid-market data, as necessary for Dealer’s own then current valuation for the Transaction.

3. Counterparts. This Letter Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4. Governing Law. The provisions of this Letter Agreement shall be governed by the New York law (without reference to choice of law doctrine).

Company hereby agrees (a) to check this Letter Agreement carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Company with respect to the Transaction, by manually signing this Letter Agreement or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Credit Suisse, New York branch, Eleven Madison Avenue, New York, NY 10010-3629, Facsimile No. (212) 325-8173.

Very truly yours,

Credit Suisse International

By:	/s/ Shui Wong
Name:	Shui Wong
Title:	Authorized Signatory

By:	/s/ Marisa Scauzillo
Name:	Marisa Scauzillo
Title:	Authorized Signatory

Credit Suisse, New York Branch, as Agent for Credit Suisse International

By:	/s/ Louis J. Impellizeri
Name:	Louis J. Impellizeri
Title:	Authorized Signatory

By:	/s/ Grace Koo
Name:	Grace Koo
Title:	Managing Director

Accepted and confirmed as of the Trade Date:

Navistar International Corporation.

By:
Authorized Signatory
Name:

(Signature Page to Side Letter Agreement of Base Warrant Transaction)

Company hereby agrees (a) to check this Letter Agreement carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Company with respect to the Transaction, by manually signing this Letter Agreement or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Credit Suisse, New York branch, Eleven Madison Avenue, New York, NY 10010-3629, Facsimile No. (212) 325-8173.

Very truly yours,

Credit Suisse International

By:
Name:
Title:

By:
Name:
Title:

Credit Suisse, New York Branch, as Agent for Credit Suisse International

By:
Name:
Title:

By:
Name:
Title:

Accepted and confirmed as of the Trade Date:

Navistar International Corporation.

By:	/s/ Jim Moran
Authorized Signatory
Name:	Jim Moran VP & Treasurer

(Signature Page to Side Letter Agreement of Base Warrant Transaction)